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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 21, 2006

                           China Pharma Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                    000-29523                   73-1564807
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(State of Incorporation)      (Commission File No.)        (IRS Employer ID No.)

                         2nd Floor, No. 17, Jinpan Road
                         Haikou, Hainan Province, China
                    (Address of Principal Executive Offices)

                                 86-898-66811730
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

China Pharma Holdings, Inc. issued a press release on September 20, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report included in this Item 2.02, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Item 9.01.  Financial Statements and Exhibits

Exhibits

     99.1   Press release issued by the Company dated September 20, 2006.


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


China Pharma Holdings, Inc.


Date: September 21, 2006


/s/  Zhilin Li
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     Zhilin Li
     President and CEO